UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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2. A proposal to approve, on an advisory basis, Pepco Holdings, Inc.'s executive compensation. 3. A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Pepco Holdings, Inc. for 2014. 4. To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 16, 2014 Annual Meeting of Stockholders to be held on: Friday, May 16, 2014 - 10:00 a.m. E.T. Delmarva Power Conference Center, 4100 South Wakefield Drive Newark, Delaware 19702 This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you to receive a copy. To facilitate timely delivery please make the request as instructed below before May 1, 2014. TO VIEW PROXY MATERIALS ONLINE: Please visit http://www.astproxyportal.com/ast/25700/ , where the following materials are available for viewing: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Proxy Card • 2013 Annual Report to Stockholders • Directions on attending the Annual Meeting and voting in person TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS: TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To view the proxy materials and to access your online proxy card, please visit www.voteproxy.com or scan the QR code with your smartphone and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 5:00 p.m. Eastern Time the day before the meeting date. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll-free number to call. MAIL: You may request a proxy card by following the instructions above under "TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS." IN PERSON: You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1: 1. Election of 10 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified. Paul M. Barbas Jack B. Dunn, IV H. Russell Frisby, Jr. Terence C. Golden Patrick T. Harker Barbara J. Krumsiek Lawrence C. Nussdorf Patricia A. Oelrich Joseph M. Rigby Lester P. Silverman O Nominee #12 O Nominee #13 NOMINEES: - OR - - OR - - OR - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3:

Attendance at the meeting is limited to stockholders and their legal proxies.ADMISSION TICKET - Bring this with you to the meeting.As described in the Proxy Statement, cameras, camera phones, cell phones, recording equipment, electronic devices, computers,large bags, briefcases and packages will not be permitted in the meeting room.In order to be admitted to the meeting, you must present a valid form of government-issued photoidentification, such as a driver's license, that matches your name on this admission ticket.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyportal.com/ast/25700/Pepco Holdings, Inc.2014 Annual MeetingMay 16, 2014 at 10:00 a.m.Delmarva Power Conference Center4100 South Wakefield DriveNewark, Delaware 19702